UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

+
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

IREN LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 001-41072

Australia	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Level 5, 55 Market Street, Sydney, NSW 2000 Australia
(Address of principal executive offices, including zip code)

+61 2 7906 8301
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	IREN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 4, 2026, IREN Limited (the “Company”) issued a press release announcing the closing of its previously announced Acquisition (defined below). A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On August 4, 2026, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in the Company’s registration statement on Form S-3 POSASR originally filed with the SEC on Form F-3 (Reg. No. 333-284369) on January 21, 2025 and as amended by post-effective amendment on Form S-3 on August 25, 2025 (as so amended, the “Registration Statement”), covering the resale from time to time by certain selling shareholders of up to an aggregate of 11,981,668 of the Company’s ordinary shares, with no par value (the “Shares”), to satisfy registration rights the Company granted pursuant to an Agreement and Plan of Merger dated as of May 4, 2026 by and among the Company, Kube Merger Sub Inc. and Mirantis, Inc., which closed on August 3, 2026 (the “Acquisition”).

A copy of the legal opinion of Allens relating to the validity of the Shares is filed herewith as Exhibit 5.1 and is incorporated herein by reference, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number

5.1	Opinion of Allens, Australian counsel of IREN Limited.
23.1	Consent of Allens, Australian counsel of IREN Limited (included in Exhibit 5.1).
99.1	Press release, dated August 4, 2026, announcing closing of the Acquisition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IREN LIMITED

	By:	/s/ William Roberts
William Roberts
Co-Chief Executive Officer and Director
Date: August 4, 2026